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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



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                                   FORM 8-K



                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of earliest event reported): February 1, 1999



               North American Gaming and Entertainment Corporation
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             (Exact name of registrant as specified in its charter)



         Delaware                     0-5474                     75-2571032
-------------------------   -----------------------       ----------------------
(State of Incorporation)     (Commission File No.)             (IRS Employer
                                                             Identification No.)




               13150 Coit Road, Suite 125, Dallas, Texas  75240
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          (Address of principal execute offices, including zip code)


                                (972) 671-1133
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             (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets
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Restructure of OM Operating, L.L.C.

     Effective April 15, 1998, North American Gaming and Entertainment Corporation (the "Company") and Donald I. Williams ("Williams") entered into Amendment No. One (the "Amendment") to the Operating Agreement (the "Operating Agreement") of OM Operating, L.L.C. ("Operator") to effect a restructuring of Operator which the Company believed effectively addressed certain preliminary questions and concerns raised by the Louisiana Gaming Control Board ("Gaming Control Board") and the Video Gaming Division of the Gaming Enforcement Section of the Office of State Police within the Department of Public Safety and Corrections (the "Division") in their review of Operator's application for renewal of its license to operate video poker casinos. The Company elected to voluntarily effect the restructure of Operator even though the Gaming Control Board had not made a final determination whether Operator's existing structure satisfied the Louisiana residency requirements of the Louisiana Video Draw Poker Devices Control Law and the Rules and Regulations promulgated thereunder (the "Louisiana Act"). However, when the Company presented the Amendment and related documents to the Division, the Division expressed serious concerns and doubts that the Amendment would satisfy the Louisiana Act and indicated the Division would recommend that Operator's license to operate video poker casinos in Louisiana not be renewed, unless various changes were implemented to comply with the Louisiana Act. Among the concerns expressed by the Division were the 20% gross income allocation to the Company under the Operating Agreement and its contribution, pursuant to the Amendment, by the Company to Operator for additional interests in Operator which were then assigned to Williams in exchange for a $4 million nonrecourse note (the "Note"), in addition to certain other aspects of Amendment No. One and the related documents. Rather than risk loss of the Operator's license, the Company has entered into further amendments to the Operating Agreement and various documents put into place in conjunction with the Amendment, and has agreed to transfer 50% of its remaining Louisiana gaming interests (including 50% of its interest in Operator, River Port Truck Stop, LLC and the Gold Rush Truck Stop) to certain former holders of Class A Preferred Stock of the Company and certain related persons and entities in exchange for mutual releases and settlements, dismissal of pending litigation and cancellation of debentures, dividends and Common Stock of the Company ("Common Stock"). The Company believes the further restructuring of Operator effectively addresses the concerns raised by the Division. The Company has submitted to the Division and Gaming Control Board the documents effecting the further restructure of Operator for their review in connection with Operator's license renewal request. There can be no assurance that the Gaming Control Board will agree with the Company's conclusion that Operator, as further restructured, complies with the residency requirements of the Louisiana Act, but the Company believes the Gaming Control Board will agree with such restructure and with the Company's conclusion.

     As part of the further restructure of Operator, the Company entered into a Release and Settlement Agreement (the "Settlement Agreement") with, among others, Williams and ten former holders of Class A Preferred Stock of the Company (the "North Louisiana Group") on February 2, 1999, but to become automatically effective as of March 31, 1999. The North Louisiana Group currently own 5,614,632 shares of Common Stock (representing approximately 13.4% of the issued and outstanding shares of Common Stock) and $306,959.61 in principal amount of subordinated debentures, and are owed accrued dividends of $254,982 accrued on the Class A Preferred Stock prior to its conversion to Common Stock. As part of the Settlement Agreement and pursuant to related documents executed in connection therewith, the North Louisiana Group agreed, among other things, to (i) dismiss with prejudice its pending lawsuit against the Company for the payment of accrued dividends and agreed to cancel all accrued dividends payable to the

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North Louisiana Group; (ii) mark their subordinated debentures "canceled" and return them to the Company and cancel all principal and accrued interest thereunder; (iii) return to the Company for cancellation all shares of Common Stock owned by the North Louisiana Group; (iv) be responsible on a 50/50 basis with the Company for any funds expended in settlement with any other former holders of Class A Preferred Stock which the Company may desire to pursue; (v) assume 50% of the debt owed by the Company, to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company, relating to the Company's Gold Rush Truck Stop; and (vi) release all claims, known or unknown, which the North Louisiana Group might have against, among others, the Company, International Tours, Inc. ("International") and the officers and directors of the Company as of the date of the Settlement Agreement. In return, the Company
(a) released all claims it might have, known or unknown, against, among others, the North Louisiana Group as of the date of the Settlement Agreement; (b) agreed to assign to one or more members of the North Louisiana Group a 24.5% interest in Operator and a 25% interest in River Port Truck Stop, LLC ("River Port"); and
(c) agreed to assign to one or more members of the North Louisiana Group 50% of the Company's ownership of the Gold Rush Truck Stop.

     Under the Settlement Agreement, Williams agreed to release all claims he might have, known or unknown, against, among others, the Company, International, the officers and directors of the Company and the North Louisiana Group as of the date of the Settlement Agreement, and the Company agreed to release all claims the Company might have, known or unknown, against, among others, Williams as of the date of the Settlement Agreement. Williams also agreed, among other things, to (i) mark his subordinated debenture in the original principal amount of $93,900 "canceled" and return it to the Company and cancel all principal and accrued interest thereunder; (ii) return to the Company for cancellation 824,000 shares of Common Stock owned by Williams, 1,279,000 shares of Common Stock owned by P. & J. Williams, L.L.C. (an affiliated entity) and 450,000 shares of Common Stock owned by New Orleans Video Poker Company, Inc. (an affiliated entity), an aggregate of 2,553,000 shares (representing approximately 6.1% of the issued and outstanding shares of Common Stock); (iii) cancel the $78,000 of accrued dividends payable to Williams accrued on the Class A Preferred Stock prior to its conversion to Common Stock; and (iv) pay to the Company certain amounts which could aggregate between $150,000 and $300,000 over six years in conjunction with the possible additional settlements by the Company with other former holders of Class A Preferred Stock which the Company may desire to pursue. The Company and Williams also entered into amendments to several other existing agreements in connection with the Settlement Agreement as described in the following paragraphs.

     The Company and Williams entered into a Second Amendment (the "Second Amendment") to Operator's Operating Agreement, to become effective March 31, 1999. The Second Amendment operates to amend the Operating Agreement, as amended by the Amendment, to delete all references to the Note and to the contribution of the 20% special gross income allocation so that neither provision shall ever have been deemed to have existed and neither provision shall have ever been of any force or effect. As a result, the Note is deemed to never have existed and the 20% special gross income allocation was not deemed to have been contributed by the Company for additional ownership interests in Operator. Under the Second Amendment, the Operating Agreement will be amended to terminate, and to delete all references to, the 20% gross income allocation after March 31, 1999 and no further allocation or distributions will be made to the Company pursuant to such 20% special gross income allocation. Thereafter, distributions will be made in accordance with capital accounts and the Sharing Ratios of the Members, which will be 51% to Williams, 24.5% to the Company and 24.5% to one or more members of the North Louisiana Group; provided, however, Williams is entitled under the Second Amendment to distribution of the initial $4,166 to be distributed per month up to a maximum of $50,000 per year, which distributions are to be credited against any other distributions to Williams during such

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year. Pursuant to the Second Amendment, Operator will no longer be managed by a manager and, instead, will be managed by the members, who shall take actions by the vote of members owning at least 65% of the Sharing Ratios, except for certain enumerated major decisions which require unanimous vote. Related agreements were also entered into to become effective as of March 31, 1999 canceling the Note and the Company's security interest in the ownership interests of Williams securing the Note.

     The Company and Operator also entered into a Termination of Consulting and Administrative Agreement (the "Termination") to become effective March 31, 1999. The Termination has the effect of terminating the Consulting and Administrative Agreement entered into between the Company and Operator on April 15, 1998 (the "Consulting Agreement") pursuant to which the Company agreed to provide consulting and administrative services relating to the daily management of each of Operator's video poker casinos, and pursuant to which the Company received a fee of $400,000 per year for rendering such services, reduced by $50,000 for each existing video poker casino Operator loses the right to operate, and increased by $50,000 for each new video poker casino operated by Operator during the term of the Consulting Agreement.

     Williams and Operator also entered into a Second Amendment to Employment Agreement (the "Employment Amendment") to become effective March 31, 1999 which amends the Employment Agreement dated April 15, 1998 pursuant to which Williams received an annual salary of $250,000, was eligible to participate in any employee benefit plans of Operator, was furnished the use of a company automobile and was reimbursed for expenses incurred on behalf of Operator during the course of his employment. Under the Employment Amendment, Williams will receive an annual salary of $100,000 and will continue to be eligible to participate in any employee benefit plans of Operator, but will no longer be furnished the use of a company automobile or be reimbursed for expenses. Under the Employment Agreement, as amended by the Employment Amendment, the Employment Agreement terminates on March 31, 2004.

     As part of the Settlement Agreement, the Company and Operator have modified the terms of the lease of the Gold Rush Truck Stop by the Company to Operator. The Company and Operator have entered into a Lease Agreement (the "Lease") to become effective March 31, 1999 for an initial term of six months and thereafter to be a month-to-month lease until terminated by either party, with or without cause, on 60 days' prior written notice. The Company will be responsible for major repairs and Operator will be responsible for nonmajor repairs and maintenance, and Operator will pay a rental of $33,333.33 per month for the term of the Lease. The Company and Williams also mutually agreed to terminate the right of first refusal previously granted to Williams to purchase the land and buildings constituting the Gold Rush Truck Stop, or any portion thereof, if the Company proposed to sell them to a third party. In conjunction with the Lease, the Company has agreed to be solely responsible for the indebtedness to Regions Bank, Springhill Branch, formerly known as Springhill Bank & Trust Company, which is secured by a mortgage on the Gold Rush Truck Stop. As of December 31, 1998, the outstanding principal balance of such indebtedness was approximately $613,000.

     Pursuant to the Second Amendment, the parties agreed to delete the requirement that all video poker gaming opportunities within Louisiana that either party desires to pursue must first be presented to Operator for its review and determination whether it desires to pursue such opportunity. Effective March 31, 1999, all parties will be free to pursue any video poker gaming opportunities they may desire without first offering the opportunity to Operator or any other member. Likewise, Williams is no longer entitled to receive a finder's fee of $50,000 for each opportunity brought by him to Operator which is consummated by Operator.

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River Port Truck Stop - Port Allen, Louisiana

     Pursuant to the Settlement Agreement, the Operating Agreement of River Port (the "River Port Operating Agreement") was also amended to provide that it shall be managed by the members in the same manner as described above for OM under its amended Operating Agreement, and to provide that Williams will own 50% of the membership interests and Sharing Ratios, and the Company will own 25% and one or more members of the North Louisiana Group will own the remaining 25%. Other conforming changes were made to make the River Port Operating Agreement consistent with the Operating Agreement of OM, as amended by the Second Amendment. The amendments to the River Port Operating Agreement will also become effective March 31, 1999.

Item 4.  Changes in Registrant's Certifying Accountant.
------   ---------------------------------------------

     Effective February 1, 1999, the Company engaged Sartain Fischbein & Co. as its independent accountant to audit the Company's financial statements.


Item 5.  Other Events.
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     The letter of intent entered into between International, GalaxSea Cruises and Tours, Inc. ("GalaxSea"), I.T. Cruise, Inc. ("IT Cruise"), Points North Digital Technologies, Inc. and Travel Distribution Resource Group, Inc. for the sale of the cruise and travel-related assets of each of International, GalaxSea and IT Cruise, which constitute substantially all of the assets of GalaxSea and IT Cruise, has terminated by its terms and there is no pending negotiation by the Company with Points North Digital Technologies, Inc., Travel Distribution Resource Group, Inc. or any other party concerning the potential sale of any of the assets of GalaxSea and I.T. Cruise.

Item 7.   Financial Statements and Exhibits
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     (b)  A pro forma condensed balance sheet as of December 31, 1998 and a pro forma condensed statement of operations for the year ended December 31, 1998 reflecting the impact of the transactions effected pursuant to the Settlement Agreement and related documents will be filed by an amendment to this Form 8-K on or before April 15, 1999, which is fifteen calendar days after the effective date of the Settlement Agreement and related documents.

     (c)  Exhibits - The following exhibits are filed herewith:

          10.1 Release and Settlement Agreement dated February 2, 1999 by and among the parties referenced therein, together with various Exhibits thereto (but exclusive of various Schedules thereto).

          10.2 Settlement Agreement dated February 2, 1999 by and among the parties referenced therein.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 5, 1999


                                    NORTH AMERICAN GAMING AND
                                    ENTERTAINMENT CORPORATION



                                    By:   /s/ E.H. Hawes
                                        --------------------------------------
                                        E.H. Hawes II, President






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